UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2015

McGraw-Hill Global Education Intermediate Holdings, LLC
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

333-193697-01	80-0899362
(Commission File Number)	(IRS Employer Identification No.)

2 Penn Plaza New York, NY	10121
(Address of Principal Executive Offices)	(Zip Code)

(646) 766-2626
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Teresa Martin-Retortillo ceased to be an executive officer of McGraw-Hill Education, Inc. (“MHEI”) as of December 31, 2015. She had been Senior Vice President, Strategy and Business Development. Ms. Martin-Retortillo will continue serving MHEI in an advisory capacity. MHEI is the indirect parent of McGraw-Hill Global Education Intermediate Holdings, LLC (the “Company”). The board of directors and management of MHEI manage the general course of the Company’s affairs and business.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

McGraw-Hill Global Education Intermediate Holdings, LLC
By:	/s/ David Stafford
Name: David Stafford
Title: Senior Vice President and General Counsel

 Dated: December 31, 2015